Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Condensed Income Statement
Interest income	$11,055	10,934	10,864	11,226	10,895	32,853	32,524
Interest expense	908	861	877	887	885	2,646	2,617
Net interest income	10,147	10,073	9,987	10,339	10,010	30,207	29,907
Provision for loan losses	(12)	222	15	55	372	225	858
Net interest income after provision	10,159	9,851	9,972	10,284	9,638	29,982	29,049
Non-interest income	2,659	2,790	2,430	2,615	2,846	7,879	8,238
Non-interest expense	8,672	8,611	7,968	7,908	8,593	25,251	25,353
Income before income taxes	4,146	4,030	4,434	4,991	3,891	12,610	11,934
Provision for income taxes	1,040	1,027	1,188	1,337	995	3,255	3,106
Net income	$3,106	3,003	3,246	3,654	2,896	9,355	8,828
Accreted income on acquired loans	$90	180	220	495	223	490	870
Tax-equivalent net interest income	$10,569	10,494	10,410	10,772	10,432	31,487	31,136

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.48	0.48
Basic earnings per common share	$0.31	0.30	0.32	0.37	0.29	0.93	0.89
Diluted earnings per common share	$0.31	0.30	0.32	0.37	0.29	0.93	0.88
Book value per share	$14.94	14.77	14.52	14.30	14.70	14.94	14.70
Tangible book value per share	$11.57	11.38	11.11	10.86	11.24	11.57	11.24
Average basic common shares outstanding	10,008,807	10,004,422	9,995,054	9,984,344	9,962,571	10,002,812	9,930,182
Average diluted common shares outstanding	10,015,204	10,011,312	10,002,878	9,997,565	9,977,592	10,009,942	9,974,319
Shares outstanding at period end	10,018,507	10,014,004	10,009,642	9,998,025	9,993,695	10,018,507	9,993,695

Selected Financial Ratios
Return on average assets	0.94%	0.91%	1.01%	1.10%	0.87%	0.95%	0.91%
Return on average equity	8.22%	8.15%	9.10%	9.91%	7.82%	8.48%	8.15%
Dividend payout ratio	51.61%	53.33%	50.00%	43.24%	55.17%	51.61%	53.93%
Net interest margin (tax equivalent)	3.52%	3.50%	3.55%	3.56%	3.42%	3.53%	3.49%
Efficiency ratio (tax equivalent)	65.56%	64.82%	62.06%	59.07%	64.71%	64.14%	64.39%

Selected Balance Sheet Items
Cash and cash equivalents	$21,203	29,967	33,274	18,865	33,213
Investment securities and stock	353,634	373,595	371,501	368,032	394,798

Loans:
Commercial and industrial	$36,049	38,651	40,039	41,878	40,097
Commercial, secured by real estate	510,158	495,255	475,594	477,275	467,512
Residential real estate	253,530	258,710	260,853	265,788	268,574
Consumer	17,956	17,475	17,646	19,173	18,752
Agricultural	15,677	16,014	15,459	14,802	15,872
Other, including deposit overdrafts	570	547	609	633	619
Deferred net origination costs	264	281	281	254	236
Loans, gross	834,204	826,933	810,481	819,803	811,662
Less allowance for loan losses	3,407	3,382	3,328	3,575	3,798
Loans, net	$830,797	823,551	807,153	816,228	807,864

	Three Months Ended					Nine Months Ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Selected Balance Sheet Items, continued
Total earning assets	$1,193,648	1,211,096	1,200,544	1,188,322	1,222,614
Total assets	1,314,319	1,335,571	1,319,074	1,306,799	1,333,536
Total deposits	1,121,523	1,143,920	1,148,198	1,110,905	1,158,921
Short-term borrowings	30,000	31,712	15,957	42,040	16,989
Long-term debt	363	402	480	598	662
Total shareholders’ equity	149,713	147,927	145,318	142,944	146,906
Equity to assets ratio	11.39%	11.08%	11.02%	10.94%	11.02%
Loans to deposits ratio	74.38%	72.29%	70.59%	73.80%	70.04%

Tangible common equity (TCE)	$115,527	113,542	110,745	108,178	111,946
Tangible common assets (TCA)	1,280,133	1,301,186	1,284,501	1,272,033	1,298,576
TCE/TCA	9.02%	8.73%	8.62%	8.50%	8.62%

Selected Average Balance Sheet Items
Cash and cash equivalents	$21,609	33,639	26,672	28,422	32,011	27,289	29,656
Investment securities and stock	363,039	373,295	366,499	380,138	396,620	367,598	394,141

Loans	$824,183	811,186	813,597	812,537	800,729	816,361	785,807
Less allowance for loan losses	3,324	3,334	3,557	3,654	3,382	3,404	3,206
Net loans	$820,859	807,852	810,040	808,883	797,347	812,957	782,601

Total earning assets	$1,190,860	1,202,129	1,188,383	1,204,360	1,212,232	1,193,800	1,192,580
Total assets	1,313,476	1,321,442	1,308,591	1,316,037	1,323,532	1,314,476	1,301,620
Total deposits	1,133,072	1,148,206	1,125,457	1,138,740	1,147,981	1,135,605	1,128,642
Short-term borrowings	17,936	15,030	28,500	20,406	16,328	20,450	17,128
Long-term debt	383	441	537	620	684	453	895
Total shareholders’ equity	150,032	147,826	144,672	146,602	147,371	147,530	144,678
Equity to assets ratio	11.42%	11.19%	11.06%	11.14%	11.13%	11.22%	11.12%
Loans to deposits ratio	72.74%	70.65%	72.29%	71.35%	69.75%	71.89%	69.62%

Asset Quality
Net charge-offs (recoveries)	$(36)	168	262	278	(53)	394	189
Other real estate owned	0	0	0	0	270	0	270

Non-accrual loans	4,387	3,747	3,869	5,725	4,619	4,387	4,619
Loans past due 90 days or more and still accruing	95	141	12	23	20	95	20
Total nonperforming loans	$4,482	3,888	3,881	5,748	4,639	4,482	4,639

Net charge-offs (recoveries) to average loans	(0.02)%	0.08%	0.13%	0.14%	(0.03)%	0.10%	0.05%
Allowance for loan losses to total loans	0.41%	0.41%	0.41%	0.44%	0.47%	0.41%	0.47%
Nonperforming loans to total loans	0.54%	0.47%	0.48%	0.70%	0.57%	0.54%	0.57%
Nonperforming assets to total assets	0.34%	0.29%	0.29%	0.44%	0.37%	0.34%	0.37%

Assets Under Management
LCNB Corp. total assets	$1,314,319	1,335,571	1,319,074	1,306,799	1,333,536
Trust and investments (fair value)	326,642	315,450	316,856	303,534	293,808
Mortgage loans serviced	96,241	98,234	99,324	100,982	105,018
Cash management	77,780	45,519	29,102	30,319	27,453
Brokerage accounts (fair value)	219,960	209,019	199,019	188,663	179,244
Total assets managed	$2,034,942	2,003,793	1,963,375	1,930,297	1,939,059

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2017 (Unaudited)	December 31, 2016
ASSETS:
Cash and due from banks	$15,393	18,378
Interest-bearing demand deposits	5,810	487
Total cash and cash equivalents	21,203	18,865
Investment securities:
Available-for-sale, at fair value	310,404	320,659
Held-to-maturity, at cost	36,860	41,003
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	830,797	816,228
Premises and equipment, net	34,897	30,244
Goodwill	30,183	30,183
Core deposit and other intangibles	4,003	4,582
Bank owned life insurance	27,795	27,307
Other assets	11,807	11,358
TOTAL ASSETS	$1,314,319	1,306,799

LIABILITIES:
Deposits:
Noninterest-bearing	$278,773	271,332
Interest-bearing	842,750	839,573
Total deposits	1,121,523	1,110,905
Short-term borrowings	30,000	42,040
Long-term debt	363	598
Accrued interest and other liabilities	12,720	10,312
TOTAL LIABILITIES	1,164,606	1,163,855

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at September 30, 2017 and December 31, 2016; issued 10,772,134 and 10,751,652 shares at September 30, 2017 and December 31, 2016, respectively	76,877	76,490
Retained earnings	85,287	80,736
Treasury shares at cost, 753,627 shares at September 30, 2017 and December 31, 2016	(11,665)	(11,665)
Accumulated other comprehensive income (loss), net of taxes	(786)	(2,617)
TOTAL SHAREHOLDERS' EQUITY	149,713	142,944
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,314,319	1,306,799

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
INTEREST INCOME:
Interest and fees on loans	$9,095	8,876	26,833	26,395
Interest on investment securities –
Taxable	1,108	1,152	3,350	3,528
Non-taxable	783	813	2,377	2,365
Other short-term investments	69	54	293	236
TOTAL INTEREST INCOME	11,055	10,895	32,853	32,524
INTEREST EXPENSE:
Interest on deposits	850	872	2,539	2,565
Interest on short-term borrowings	55	8	97	30
Interest on long-term debt	3	5	10	22
TOTAL INTEREST EXPENSE	908	885	2,646	2,617
NET INTEREST INCOME	10,147	10,010	30,207	29,907
PROVISION FOR LOAN LOSSES	(12)	372	225	858
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,159	9,638	29,982	29,049
NON-INTEREST INCOME:
Trust income	871	871	2,604	2,471
Service charges and fees on deposit accounts	1,352	1,276	3,886	3,712
Net gain (loss) on sales of securities	78	307	218	957
Bank owned life insurance income	190	193	676	553
Gains from sales of loans	34	73	136	175
Other operating income	134	126	359	370
TOTAL NON-INTEREST INCOME	2,659	2,846	7,879	8,238
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,678	4,642	13,907	13,737
Equipment expenses	361	279	836	767
Occupancy expense, net	685	550	1,889	1,707
State franchise tax	281	279	851	836
Marketing	282	162	641	530
Amortization of intangibles	189	189	562	564
FDIC insurance premiums	108	168	320	495
Contracted services	307	300	930	750
Other real estate owned	3	222	8	607
Other non-interest expense	1,778	1,802	5,307	5,360
TOTAL NON-INTEREST EXPENSE	8,672	8,593	25,251	25,353
INCOME BEFORE INCOME TAXES	4,146	3,891	12,610	11,934
PROVISION FOR INCOME TAXES	1,040	995	3,255	3,106
NET INCOME	$3,106	2,896	9,355	8,828

Dividends declared per common share	$0.16	0.16	0.48	0.48
Earnings per common share:
Basic	0.31	0.29	0.93	0.89
Diluted	0.31	0.29	0.93	0.88
Weighted average common shares outstanding:
Basic	10,008,807	9,962,571	10,002,812	9,930,182
Diluted	10,015,204	9,977,592	10,009,942	9,974,319

Contacts
LCNB Corp.
Steve P. Foster, CEO & President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK